Exhibit 99.1

Certification

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

            Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, Unites States Code), each of the undersigned officers of CPAC, Inc., a New York corporation (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended June 30, 2002 as filed with the Securities and Exchange Commission (the "10-Q Report") that:

(1) the 10-Q Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) the information contained in the 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

CPAC, INC.
(Registrant)

Dated: August 13, 2002	By	/s/ Thomas N. Hendrickson Thomas N. Hendrickson Chairman of the Board and Chief Executive Officer of CPAC, Inc.

Dated: August 13, 2002	By	/s/ Thomas J. Weldgen Thomas J. Weldgen Vice President Finance and Chief Financial Officer of CPAC, Inc.

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